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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 1, 2001
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                                BRIGHTPOINT, INC.

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             (Exact name of registrant as specified in its charter)


          Delaware                       0-23494                 35-1778566
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      (State or other                  (Commission             (IRS Employer
jurisdiction of incorporation)         File Number)         Identification No.)



 6402 Corporate Drive, Indianapolis, Indiana                       46278
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   (Address of principal executive offices)                      (zip code)


Registrant's telephone number, including area code (317) 297-6100
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       (Former name or former address, if changed since the last report)


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Item 5.  Other Events.

On March 1, 2001 Brightpoint, Inc. issued a press release announcing that the Company completed the repurchases of its convertible, subordinated, zero-coupon bonds which are due in 2018 in the form attached hereto as Exhibit 99.1 which is incorporated herein by reference. On March 2, 2001 the Company issued a press release to clarify the number of convertible, subordinated, zero-coupon bonds repurchased in 2000 and 2001 in the form attached hereto as Exhibit 99.2 which is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b) Not Applicable

(c) Exhibits.

  99.1 Brightpoint, Inc. Press Release dated March 1, 2001.
  99.2 Brightpoint, Inc. Press Release dated March 2, 2001.
  99.3 Cautionary Statements.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BRIGHTPOINT, INC.


                                         By /s/ Steven E. Fivel
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                                            Steven E. Fivel, Executive
                                            Vice President and General Counsel


Dated:  March 2, 2001





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